                                                                   EXHIBIT 10.13

                MULTI-TENANT INDUSTRIAL GROSS LEASE (BASE YEAR)
                -----------------------------------------------


                       Effective Date: October 24, 1995
               (The date set forth below Landlord's signature.)

                              BASIC LEASE INFORMATION
                              -----------------------
Landlord:                     CATELLUS DEVELOPMENT CORPORATION,
                              a Delaware corporation

Landlord's Address            201 Mission Street
     For Notice:              San Francisco, CA 94105
                              Attn:  Asset Management
                              Telephone:  (415) 974-4500
                              Fax:  (415) 974-4502

Landlord's Address            Dept. #1918
  For Payment of Rent:        P.O. Box 61000
                              San Francisco, CA 94161-1918

Tenant:                       WIRE AND CABLE SPECIALTIES, INC.
                              a Georgia corporation

Tenant's Address              5855 Peachtree Corners East
  For Notice:                 Norcross, GA 30092
                              Attn: Paul Monahan, III
                              Telephone: (404) 449-0207
                              Fax: (404) 449-5755

Project:                      Livermore Valley Business Park

Building:                     Building B

Premises:                     Approximately 13,824 rentable square feet as shown
                              in Exhibit A.

Premises Address:
  Street:                     6757 Las Positas Road, Unit B
  City and State:             Livermore, CA 94550
  Company Parcel No.:         CA0010526

                                      (i)

Term:                         Sixty (60) months

Estimated
Commencement                  March 1, 1996
  Date:

Base Rent Per Month:          Five Thousand Eight Hundred Six and 08/100 Dollars
                              ($5,806.08)

Tenant's Share:               Eighteen percent (18%)

Base Year:                    The calendar year 1996

Security Deposit:             Six Thousand Eighty-Two and 56/100 Dollars
                              ($6,082.56)

Broker:                       Michael Lloyd - Colliers Parrish International

Lease Year:                   Shall refer to each three hundred sixty-five (365)
                              day period during the Term commencing on the
                              Commencement Date and on each anniversary thereof.

Parking Spaces:               No exclusive parking spaces

Permitted Uses:               Warehousing and distribution of wire and cable
                              products and all legal related office uses and no
                              other uses shall be permitted without the prior
                              written consent of Landlord

EXHIBITS
     A     -     Premises
     B     -     Work Letter
     C     -     Commencement Date Memorandum
     D     -     Prohibited Uses
     E     -     Rules and Regulations
     F     -     Tenant Estoppel

     The Basic Lease Information set forth above and the Exhibits attached hereto are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the provisions of the Lease, the latter shall control.

                                     (ii)

           LANDLORD (____________) AND TENANT (____________) AGREE.
                          initial                     initial

                                     (iii)

                               Table of Contents
                               -----------------

                                                                           Page
                                                                           ----
1.   PREMISES................................................................ 6
     --------
     1.1   Premises.......................................................... 6
           --------
     1.2   Common Area....................................................... 6
           -----------
     1.3   Reserved Rights................................................... 6
           ---------------

2.   TERM.................................................................... 6
     ----
     2.1   Commencement Date................................................. 6
           -----------------
     2.2   Possession........................................................ 7
           ----------
     2.3   Early Entry....................................................... 7
           -----------

3.   RENT.................................................................... 7
     ----
     3.1   Rent.............................................................. 7
           ----
     3.2   Late Charge and Interest.......................................... 7
           ------------------------
     3.3   Security Deposit.................................................. 8
           ----------------
     3.4   Scheduled Base Rent Increases..................................... 8
           -----------------------------

4.   UTILITIES............................................................... 8
     ---------

5.   TAXES................................................................... 8
     -----
     5.1   Increase in Real Propertv Taxes................................... 8
           -------------------------------
     5.2   Definition of Real Property Taxes................................. 9
           ---------------------------------
     5.3   Personal Property Taxes........................................... 9
           -----------------------

6.   OPERATING EXPENSES...................................................... 9
     ------------------
     6.1   Increase in Operating Expenses.................................... 9
           ------------------------------
     6.2   Definition of Operating Expenses.................................. 9
           --------------------------------

7.   ESTIMATED EXPENSES......................................................10
     ------------------
     7.1   Payment...........................................................10
           -------
     7.2   Adjustment........................................................10
           ----------

8.   INSURANCE...............................................................11
     ---------
     8.1   Landlord..........................................................11
           --------
     8.2   Tenant............................................................11
           ------
           8.2.1   Commercial General Liability Insurance (Occurrence
                   --------------------------------------------------
                    Form)....................................................11
                    -----
           8.2.2   Automobile Liability Insurance............................11
                   ------------------------------
           8.2.3   Workers' Compensation and Employer's Liability
                   ----------------------------------------------
                    Insurance................................................11
                    ---------
           8.2.4   Property Insurance........................................12
                   -------------------
     8.3  General............................................................12
          -------
          8.3.1    Insurance Companies.......................................12
                   -------------------

                                     (iv)

           8.3.2   Certificates of Insurance.................................12
                   -------------------------
           8.3.3   Additional Insureds.......................................12
                   -------------------
           8.3.4   Primary Coverage..........................................12
                   ----------------
           8.3.5   Umbrella/Excess Insurance.................................12
                   -------------------------
           8.3.6   Waiver of Subrogation.....................................12
                   ---------------------
           8.3.7   Notification of Incidents.................................13
                   -------------------------
     8.4   Indemnity.........................................................13
           ---------
     8.5   Exemption of Landlord from Liability..............................13
           -----------

9.   REPAIRS AND MAINTENANCE.................................................14
     -----------------------
     9.1   Tenant............................................................14
           ------
     9.2   Landlord..........................................................14
           --------

10.  ALTERATIONS.............................................................14
     -----------
     10.1  Trade Fixtures; Alterations.......................................14
           ---------------------------
     10.2  Damage; Removal...................................................15
           ---------------
     10.3  Liens.............................................................15
           -----

11.  USE.....................................................................15
     ---

12.  ENVIRONMENTAL MATTERS...................................................16
     ---------------------
     12.1  Definitions.......................................................16
           -----------
           12.1.1  Environmental Condition...................................16
                   -----------------------
           12.1.2  Environmental Laws........................................16
                   ------------------
           12.1.3  Hazardous Materials.......................................16
                   -------------------
     12.2  Environmental Compliance..........................................17
           ------------------------
     12.3  Indemnification...................................................17
           ---------------

13.  DAMAGE AND DESTRUCTION..................................................18
     ----------------------
     13.1  Casualty..........................................................18
           --------
           13.1.1  Less Than 90 Days.........................................18
                   -----------------
           13.1.2  Greater Than 90 Days......................................18
                   --------------------
           13.1.3  Greater Than 120 Days.....................................19
                   ---------------------
     13.2  Tenant's Fault....................................................19
           --------------
     13.3  Uninsured Casualty................................................19
           ------------------
     13.4  Waiver............................................................20
           ------

14.  EMINENT DOMAIN..........................................................20
     --------------
     14.1  Total Condemnation................................................20
           ------------------
     14.2  Partial Condemnation..............................................20
           --------------------
     14.3  Award.............................................................21
           -----
     14.4  Temporary Condemnation............................................21
           ----------------------

                                      (v)

15.  DEFAULT.................................................................21
     -------
     15.1  Events of Defaults................................................21
           ------------------
     15.2  Remedies..........................................................22
           --------
           15.2.1  Termination...............................................22
                   -----------
           15.2.2  Continuation..............................................23
                   ------------
           15.2.3  Defaults..................................................24
                   --------
     15.3  Cumulative........................................................24
           ----------

16.  ASSIGNMENT AND SUBLETTING...............................................24
     -------------------------

17.  ESTOPPEL. SUBORDINATION AND ATTORNMENT..................................25
     --------------------------------------
     17.1  Estoppel..........................................................25
           --------
     17.2  Subordination.....................................................25
           -------------
     17.3  Attornment........................................................25
           ----------

18.  MISCELLANEOUS...........................................................26
     -------------
     18.1  General...........................................................26
           -------
           18.1.1  Entire Agreement..........................................26
                   ----------------
           18.1.2  Time of Essence...........................................26
                   ---------------
           18.1.3  Attorneys' Fees...........................................26
                   ---------------
           18.1.4  Severability..............................................26
                   ------------
           18.1.5  Law.......................................................26
                   ---
           18.1.6  No Option.................................................26
                   ---------
           18.1.7  Successors and Assigns....................................26
                   ----------------------
           18.1.8  Third Party Beneficiaries.................................26
                   -------------------------
           18.1.9  Memorandum of Lease.......................................26
                   -------------------
           18.1.10 Agency, Partnership or Joint Venture......................26
                   ------------------------------------
           18.1.11 Merger....................................................27
                   ------
           18.1.12 Headings..................................................27
                   --------
     18.2  Signs.............................................................27
           -----
     18.3  Waiver............................................................27
           ------
     18.4  Financial Statements..............................................27
           --------------------
     18.5  Limitation of Liability...........................................27
           -----------------------
     18.6  Notices...........................................................28
           -------
     18.7  Brokerage Commission..............................................28
           --------------------
     18.8  Authorization.....................................................28
           -------------
     18.9  Holding Over; Surrender...........................................28
           -----------------------
           18.9.1  Holding Over..............................................28
                   ------------
           18.9.2  Surrender.................................................28
                   ---------
     18.10 Joint and Several.................................................29
           -----------------
     18.11 Covenants and Conditions..........................................29
           ------------------------
     18.12 Addenda...........................................................29
           -------

                                     (vi)

1.   PREMISES.
     --------

     1.1   Premises.  Landlord hereby leases to Tenant the Premises as shown on
           --------
Exhibit A attached hereto, but excluding, the Common Area and any other portion
        -
of the Project.

     1.2   Common Area.  Tenant may, subject to rules made by Landlord, use the
           -----------
following areas ("Common Area") in common with Landlord and other tenants of the
Project: refuse facilities, landscaped areas, driveways necessary for access to the Premises, parking areas and other common facilities designated by Landlord from time to time for the common use of all tenants of the Project.

     1.3   Reserved Rights.  Landlord reserves the right to enter the Premises
           ---------------
upon reasonable notice to Tenant (except in case of an emergency) and/or to undertake the following: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; change boundary lines of the Common Areas; install, use, maintain, repair, alter, relocate or replace any Common Area and any pipes, ducts, conduits, wires, equipment and other facilities in the Building; grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions ("CC&R's") affecting the Project and/or amendments to existing CC&R's which do not unreasonably interfere with Tenant's use of the Premises; change the name of the Building or Project; affix reasonable signs and displays; and, during the last nine (9) months of the Term, show the Premises to prospective tenants.

2.   TERM.
     ----

     2.1   Commencement Date.  The Term of the Lease shall commence
           -----------------
("Commencement Date") on the first day of the first full month following the date on which the Premises are Substantially Complete (as hereinafter defined) except that if Substantial Completion occurs on the first day of a month, that date shall be the Commencement Date, and the Lease shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. The Premises shall be deemed to be "Substantially Complete" on the earliest of the date on which: (1) Landlord files or causes to be filed with the City in which the Premises are located (if required) and delivers to Tenant an architect's notice of substantial completion, or similar written notice that the Premises are substantially complete, (2) Tenant commences business operations in the Premises, or (3) a certificate of occupancy is issued for the Premises. Landlord shall arrange for the construction of certain Tenant Improvements (as defined in the Work Letter), if any, in accordance with and subject to the terms of the Work Letter attached hereto as Exhibit B. Tenant shall, upon demand after delivery of the Premises
          ---------
to Tenant, execute and deliver to Landlord a Commencement Date Memorandum in the form attached hereto as Exhibit C acknowledging (i) the Commencement Date, (ii)
                        ---------
the final square footage of the Premises, and (iii) Tenant's acceptance of the Premises. If the Premises are not Substantially Complete on the Estimated Commencement Date, this Lease shall remain in effect, Landlord shall not be subject to any liability, and the Commencement Date shall be delayed until the date the Premises are Substantially Complete. Tenant acknowledges that it has

                                      1.

had an adequate opportunity to inspect and investigate all matters relevant to the Premises, using experts and other qualified professionals, and that Tenant has determined that the Premises are acceptable for Tenant's use. Tenant further acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose.

     2.2   Possession.  Tenant's possession of the Premises during the period of
           ----------
time, if any, from the date on which Landlord tenders possession of the Premises to Tenant in a Substantially Completed condition (the "Possession Date") to the Commencement Date, shall be subject to all the provisions of this Lease and shall not advance the expiration date. Rent shall be paid for such period at the rate stated in the Basic Lease Information, prorated on the basis of a thirty
(30) day month, and shall be due and payable to Landlord on or before the Commencement Date. Tenant shall acknowledge in writing the Possession Date in the form attached hereto as Exhibit C.
                            ---------

     2.3   Early Entry.  Tenant may, at Tenant's sole risk, enter the Premises
           -----------
prior to the date of Substantial Completion of the Premises solely to install trade fixtures and equipment; provided, however, that (a) Tenant's early entry shall not interfere with the construction of any of Landlord's improvements or cause labor difficulties; and (b) Tenant shall comply with all provisions of the Lease other than the obligation to pay Base Rent.

3.   RENT.
     ----

     3.1   Rent.  Tenant shall pay to Landlord, at Landlord's Address for
           -----
Payment of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, on the first day of each calendar month. Upon the execution of this Lease, Tenant shall pay to Landlord the first month's Base Rent. If the Term ends on a date other than the last day of a month, Base Rent shall be prorated on a per diem basis with respect to the portion of the last month within the Term. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder, whether or not such sums are designated "additional rent." The term "Rent" means the Base Rent and all additional rent payable hereunder.

     3.2   Late Charge and Interest.  The late payment of any Rent will cause
           -------------------------
Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service ("Delinquency Costs"). If Landlord has not received any installment of Rent within five (5) business days after such amount is due, Tenant shall pay a late charge of ten percent (10%) of the delinquent amount, which is agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or
(b) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of

                                      2.

America, N.A. ceases to exist, the largest bank then headquartered in the State of California) ("Bank") as its "Reference Rate." If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference Rate shall mean the announced rate charged by the Bank which is, from time to time, substituted for the Reference Rate. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment. If a late charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then the Rent shall automatically become due and payable quarterly in advance.

     3.3   Security Deposit.  Upon occupancy of the Premises, Tenant shall pay
           ----------------
to Landlord the Security Deposit. The Security Deposit shall secure the full and faithful performance of each provision of this Lease to be performed by Tenant. Landlord shall not be required to pay interest on the Security Deposit or to keep the Security Deposit separate from Landlord's own funds. If Tenant fails to perform fully and timely all or any of Tenant's covenants and obligations hereunder, Landlord may, but without obligation, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed covenants and/or obligations. If Landlord does so apply any portion of the Security Deposit, Tenant shall immediately pay Landlord sufficient cash to restore the Security Deposit to the amount of the then current Base Rent per month. Upon any increase in Base Rent, Landlord may require the Security Deposit to be increased by the amount of the increase in Base Rent per month. After Tenant vacates the Premises, upon the expiration or sooner termination of this Lease, if Tenant is not then in default, Landlord shall return to Tenant any unapplied balance of the Security Deposit.

     3.4   Scheduled Base Rent Increases.  Base Rent shall automatically and
           -----------------------------
without notice be increased in accordance with the following, schedule:

           Lease Month              Increased Base Rent
           -----------              -------------------
           31 - 60                  Six Thousand Eighty-Two and 56/100 Dollars
                                    ($6,082.56)

4.   UTILITIES.  Tenant shall pay all charges for heat, water, gas, electricity,
     ---------
telephone and any other utilities used on or provided to the Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. In the event the Premises is not separately metered, Tenant shall have the option, subject to Landlord's prior written consent and the terms of this Lease, to cause the Premises to be separately metered at Tenant's cost and expense. If Tenant does not elect to cause the Premises to be separately metered, Tenant shall pay a reasonable proration of utilities, as determined by Landlord.

5.   TAXES.
     -----

                                      3.

     5.1   Increase in Real Propertv Taxes.  Tenant shall pay to Landlord
           -------------------------------
Tenant's Share of the Increase in Real Property Taxes. The "Increase in Real Property Taxes" is the increase in Real Property Taxes in any calendar year over the Real Property Taxes in the Base Year.

     5.2   Definition of Real Property Taxes.  "Real Property Taxes" shall be
           ---------------------------------
the sum of the following: all real property taxes, possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, childcare fees, school, sewer and parking fees, public infrastructure improvement assessments or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with the costs and expenses (including attorneys and expert witness fees and costs) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord.

     5.3   Personal Property Taxes.  Prior to delinquency, Tenant shall pay all
           -----------------------
taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6.   OPERATING EXPENSES.
     ------------------

     6.1   Increase in Operating Expenses.  Tenant shall pay to Landlord
           ------------------------------
Tenant's Share of the Increase in Operating Expenses. The "Increase in Operating Expenses" is the increase in Operating Expenses in any calendar year over the Operating Expenses in the Base Year.

     6.2   Definition of Operating Expenses.  "Operating Expenses" shall include
           --------------------------------
all reasonable and necessary expenses incurred by Landlord in the operation, maintenance, repair

                                      4.

and management of the Common Area and the Building, including, but not limited to, (a) non-structural repairs to and maintenance of the roof, skylights and exterior walls of the Building; (b) repair, maintenance, utility costs and landscaping of the Common Area, including any and all costs of maintenance of common driveways, walkways, landscaping, and other costs which are allocable to the real property of which the Premises are a part under the terms of any CC&R's affecting the real property; (c) insurance deductibles and premiums relating to the insurance maintained by Landlord with respect to the Building and Common Area (if Landlord elects to self insure, for the purposes of this provision insurance deductibles shall not exceed reasonable and customary deductibles or deemed deductibles for such self-insurance programs); (d) maintenance contracts for heating, ventilation and air-conditioning (HVAC) systems and elevators, if any; and (e) capital improvements made to or capital assets acquired for the Building or Common Area after the Commencement Date that reduce Operating Expenses or are reasonably necessary for the health and safety of the occupants of the Building or are required under any governmental law or regulation, which capital costs, or an allocable portion thereof, shall be amortized over the period determined by Landlord, together with interest on the unamortized balance at the Applicable Interest Rate. Operating Expenses shall also include an administrative fee to Landlord for accounting and project management services relating to the Building and Common Area in an amount equal to ten percent (10%) of the sum of Operating Expenses (other than the administrative fee) and Real Property Taxes. Operating Expenses shall not include (i) replacement of or structural repairs to the roof or the exterior walls; (ii) repairs to the extent covered by insurance proceeds, or paid by Tenant or other third parties; or
(iii) alterations solely attributable to tenants of the Building other than Tenant.

7.   ESTIMATED EXPENSES.
     -------------------

     7.1   Payment.  "Estimated Expenses" for any particular year shall mean
           -------
Landlord's estimate of Increases in Operating Expenses and Real Property Taxes (collectively referred to as "Increases") for a calendar year. On or about the last month of each calendar year, or as soon thereafter as practicable, Landlord shall give Tenant notice of the Estimated Expenses for the ensuing calendar year. Tenant shall pay Tenant's Share of the Estimated Expenses with installments of Base Rent in monthly installments of one-twelfth (1/12th) thereof on the first day of each calendar month during such year. If at any time Landlord determines that Operating Expenses and Real Property Taxes are projected to vary from the then Estimated Expenses by more than ten percent (10%), Landlord may, by notice to Tenant, revise such Estimated Expenses, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord Tenant's Share of the revised Estimated Expenses for such year.

     7.2   Adjustment.  "Operating Expenses and Real Property Taxes Adjustment"
           -----------
(or "Adjustment") shall mean the difference between Tenant's Share of Estimated Expenses and Tenant's Share of Increases for any calendar year. After the end of each calendar year, Landlord shall deliver to Tenant a statement of Tenant's Share of Increases for such calendar year, accompanied by a computation of the Adjustment. If Tenant's payments are less than Tenant's

                                      5.

Share of Increases, then Tenant shall pay the difference within twenty (20) days after receipt of such statement. Tenant's obligation to pay such amount shall survive the termination of this Lease. If Tenant's payments exceed Tenant's Share of Increases, then (provided that Tenant is not in default), Landlord shall credit such excess amount to future installments of Tenant's Share of Increases for the next calendar year. If Tenant is in default, Landlord may, but shall not be required to, credit such amount to Rent arrearages.

8.   INSURANCE.
     ---------

     8.1   Landlord.  Landlord shall maintain insurance insuring the Building
           --------
against fire and extended coverage (including, if Landlord elects, "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as selected by Landlord; provided, Landlord reserves the right to self-insure with respect to any such coverage. Landlord may also carry such other insurance as Landlord may deem prudent or advisable including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Such insurance is to protect, and to be for the benefit of, Landlord.

     8.2   Tenant.  Tenant shall, at Tenant's expense, obtain and keep in force
           -------
at all times the following insurance:

           8.2.1   Commercial General Liability Insurance (Occurrence Form).  A
                   ---------------------------------------------------------
policy of commercial liability insurance (occurrence form) having a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations and personal and advertising injury coverage, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit;

           8.2.2   Automobile Liability Insurance.  Comprehensive automobile
                   -------------------------------
liability insurance having a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

           8.2.3   Workers' Compensation and Employer's Liability Insurance.
                   ---------------------------------------------------------
Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least Five Hundred Thousand ($500,000); and

                                      6.

           8.2.4   Property Insurance.  "All risk" property insurance including
                   ------------------
boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, fixtures and equipment, including electronic data processing equipment, of Tenant (collectively "Tenant's Property") (and coverage for the full replacement cost thereof including, business interruption of Tenant), together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises.

     8.3   General.
           -------

           8.3.1   Insurance Companies.  Insurance required to be maintained by
                   -------------------
Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least A VIII (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

           8.3.2   Certificates of Insurance.  Tenant shall deliver to Landlord
                   -------------------------
certificates of insurance for all insurance required to be maintained by Tenant, in the form of the ACORD standard certificate of insurance, no later than seven
(7) days prior to the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty (60) days prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least (10) days' notice has been given to the parties named as additional insureds). If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and cost resulting from said failure.

           8.3.3   Additional Insureds.  Landlord and any property management
                   -------------------
company of Landlord for the Premises shall be named as additional insureds on the policy required by Section 8.2. 1. The policies required under Section 8.2.1 shall provide for severability of interest. An additional insureds endorsement, naming Landlord and any property management company of Landlord, if applicable, as additional insured(s), shall be attached to the certificate of insurance.

           8.3.4   Primary Coverage.  All insurance to be maintained by Tenant
                   ----------------
shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord.

           8.3.5   Umbrella/Excess Insurance.  Any umbrella liability policy or
                   --------------------------
excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

                                      7.

           8.3.6   Waiver of Subrogation.  Tenant waives any right to recover
                   ----------------------
against Landlord for claims for damages to Tenant's Property whether or not covered by insurance. This provision is intended to waive fully, and for the benefit of Landlord, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

           8.3.7   Notification of Incidents.  Tenant shall notify Landlord
                   -------------------------
within twenty-four (24) hours after the occurrence of any accidents or incidents in the Premises, the Building or Common Areas which could give rise to a claim under any of the insurance policies required under this Section 8.

     8.4   Indemnity.  Tenant shall indemnify, protect, defend (by counsel
           ----------
acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (ii) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant in or about the Premises, the Building, the Common Area or other portions of the Project, except for claims caused solely by Landlord's or Landlord's agent's negligent acts or omissions or wilful misconduct. The obligations of Tenant under this Section 8.4 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.

     8.5 Exemption of Landlord from Liability. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture and alterations or injury to persons in, upon or about the Premises, the Building, the Common Area or other portions of the Project arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except such claims as are caused solely by Landlord's gross negligence or wilful misconduct. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, or injury to or death of Tenant, Tenant's employees, invitees, customers, agents or contractors or any other person in or about the Premises, the Building, the Common Area or the Project, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, except damage or injury caused solely by Landlord's gross negligence or wilful

                                      8.

misconduct. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building, or the Project or Landlord's failure to enforce the terms of any agreements with parties other than Tenant.

9.   REPAIRS AND MAINTENANCE.
     -----------------------

     9.1   Tenant.  Tenant shall keep and maintain the Premises, including
           ------
floors and floor coverings, interior plumbing, electrical wiring, fixtures and equipment in good repair and in a clean and safe condition, and repair and/or replace any and all of the foregoing in a good and workmanlike manner. Without limiting the foregoing, Tenant shall, at Tenant's sole expense, (a) immediately replace all broken glass in the Premises with glass equal to or in excess of the specification and quality of the original glass; and (b) repair any area damaged by Tenant, Tenant's agents, employees, invitees and visitors, including any damage caused by any roof penetration, whether or not such roof penetration was approved by Landlord.

     9.2   Landlord.  Landlord shall repair damage to structural portions of the
           --------
Building; provided, if such damage is caused by an act or omission of Tenant, then such repairs shall be at Tenant's sole expense. There shall be no abatement of Rent during the performance of such work. As Landlord is required to maintain certain insurance as provided in Section 8.1 above, Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives any right to repair the Premises, the Building and/or the Common Area at the expense of Landlord under any applicable governmental laws, ordinances, statutes, orders or regulations now or hereafter in effect which might otherwise apply.

10.  ALTERATIONS.
     ------------

     10.1  Trade Fixtures; Alterations.  Tenant may install necessary trade
           ----------------------------
fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without structural or material damage to the Premises, the Building, the Common Area or the Project. Tenant shall not construct, nor allow to be constructed, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall be conditioned upon Tenant's compliance with all laws, ordinances, regulations, codes and other governmental requirements and with Landlord's reasonable requirements regarding construction of improvements and alterations but such consent otherwise shall not be unreasonably withheld. Tenant shall submit plans and specifications to Landlord with Tenant's request for approval and shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations and additions shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency or

                                      9.

compliance with all laws, rules and regulations of 00governmental agencies or authorities. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof. Tenant shall provide Landlord with a set of "as-built" drawings for any such work.

     10.2  Damage; Removal.  Tenant shall repair all damage to the Premises
           ---------------
and/or the Building caused by the installation or removal of Tenant's fixtures, equipment, furniture and alterations. Upon the termination of this Lease, Tenant shall remove any or all alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to its condition existing prior to the construction of any such items and perform any closure work, investigation and environmental remedial work required by any Environmental Laws (as defined in Article 12) or by any other applicable laws, ordinances, regulations or permits by any governmental authority having jurisdiction; provided, however, Landlord may permit, upon written notice to Tenant, any such items designated by Landlord to remain on the Premises, in which event they shall be and become the property of Landlord upon the termination of this Lease. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to cause any damage to the Premises, the Building, the Common Area or the Project whatsoever and in strict accordance with all applicable laws, regulations and government orders.

     10.3  Liens.  Tenant shall promptly pay and discharge all claims for labor
           ------
performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed within ten (10) days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

11.  USE.
     ---

     The Premises shall be used only for the Permitted Uses set forth in the Basic Lease Information and for no other uses. Tenant, at Tenant's expense, shall comply with any CC&RS or supplements thereto recorded in any official or public records with respect to the Project or any portion thereof and with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises. Tenant shall be responsible for obtaining any permit, business license, certificate of occupancy, or other permits or licenses required by any Governmental agency permitting Tenant's use or occupancy of the Premises. In no event shall the Premises be used for any of the Prohibited Uses set forth on Exhibit D attached
                                                             ---------
hereto.

                                      10.

Tenant shall comply with the rules and regulations attached hereto as Exhibit E,
                                                                      ---------
together with such additional rules and regulations as Landlord may from time to time prescribe. Tenant shall not commit waste, overload the floors or structure of the Building, subject the Premises, the Building, the Common Area or the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall have the right to use for its employees and invitees, on an unreserved basis, the number of Parking Spaces indicated in the Basic Lease Information. Tenant shall not use more than the number of spaces allocated to Tenant. Landlord shall not be responsible for non-compliance by any other tenant or occupant with, or Landlord's failure to enforce, any of the rules or regulations or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or the Project.

12.  ENVIRONMENTAL MATTERS.
     ---------------------

     12.1  Definitions.
           ------------

           12.1.1  Environmental Condition.  "Environmental Condition" means
                   ------------------------
any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, soil, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors.

           12.1.2  Environmental Laws.  "Environmental Laws" means any and all
                   -------------------
federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future relating to the environment or to any Hazardous Material (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq.)), which are or become applicable to Tenant, the
               -------
Premises, the Building, the Common Area or the Project.

           12.1.3  Hazardous Materials.  "Hazardous Materials" means any
                   --------------------
chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human health or safety or to the environment (whether potentially injurious to persons and property and whether potentially injurious by themselves or in combination with other materials) due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects,

                                      11.

including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed in the United States Department of Transportation Hazardous Materials Table [49 C.F.R.
(S) 172.101 ], as amended from time to time, or listed, defined or regulated in any manner by any Environmental Law.

     12.2  Environmental Compliance.  Tenant shall not cause nor permit, nor
           ------------------------
allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the Common Area or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord in writing of (a) the presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises; (b) any notices of violation or potential or alleged violation of any Environmental Law which are received by Tenant from any governmental agency; (c) any and all inquiry, investigation, enforcement, clean-up, removal or other governmental or regulatory actions instituted or threatened relating to Tenant or the Premises or the Project; and (d) all claims made or threatened by any third-party against Tenant or the Premises or Project relating to any Hazardous Materials. Landlord shall have the right, upon not less than forty-eight (48) hours notice to Tenant, to enter upon and inspect the Premises and to conduct tests, monitoring, and investigations. Such right of entry shall include the right to test for soil and groundwater contamination. If such tests indicate the presence of any Environmental Condition which occurred during the Term of this Lease, or if Landlord has reasonable grounds to believe that Tenant has disposed of or caused a release of Hazardous Materials at, on or about the Premises or the Project, Tenant shall reimburse Landlord for the cost of conducting such tests. In the event of any such Environmental Condition, Tenant shall promptly take any and all steps necessary to rectify the same to Landlord's reasonable satisfaction or shall, at Landlord's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof, and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefor or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be. In addition, Tenant shall comply, at its sole cost and expense, with such recommendations contained in any environmental assessment as Landlord may reasonably require including without limitation, any recommendations with respect to precautions which should be taken with respect to activities on the Premises, and additional testing and studies to detect the presence of Hazardous Materials.

     12.3  Indemnification.  Tenant shall indemnify, protect, defend by counsel
           ----------------
acceptable to Landlord and hold harmless Landlord and its partners, directors, officers, employees,

                                      12.

shareholders, lenders, agents, contractors and each of their respective successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses (including, without limitation, reasonable attorneys' fees and court costs) or death or injury to any person or damage to any property) whatsoever, arising from or in connection with, or caused in whole or in part, directly or indirectly, by (a) Tenant and/or any of Tenant's Parties' breach of any prohibition or provision of this
Section 12; (b) Tenant and/or any of Tenant's Parties' breach of any Environmental Law, or (c) the presence of Hazardous Materials on, under or about the Premises or other properties as a result (directly or indirectly) of Tenant's and/or any of Tenant's Parties' activities, or failure to act, in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, response, removal, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. This indemnification is intended to constitute an indemnity agreement within the meaning of Section 9607(e)(i) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S) 9607(e)(I)). Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

13.  DAMAGE AND DESTRUCTION.
     ----------------------

     13.1  Casualty.  If the Premises or Building should be damaged or destroyed
           --------
by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt thereof, Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) within ninety
(90) days; (b) in more than ninety (90) days but in less than one hundred eighty
(180) days; or (c) in more than one hundred eighty (180) days from the date of such notice.

           13.1.1  Less Than 90 Days.  If the Premises or Building should be
                   -----------------
damaged only to such extent that rebuilding or repairs can reasonably be completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace any alterations, partitions, fixtures, additions and other improvements (collectively, "Improvements") which may have been placed in, on or about the Premises by or for the benefit of Tenant. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only during the period the Premises are unfit for occupancy.

           13.1.2  Greater Than 90 Days.  If the Premises or Building should be
                   ---------------------
damaged only to such extent that rebuilding or repairs can reasonably be completed in more than ninety

                                      13.

(90) days but in less than one hundred twenty (120) days, then Landlord shall have the option of: (a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair or replace any part of the Improvements which may have been placed in, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within one hundred twenty days (120) days after the date upon which Landlord is notified by Tenant of the casualty (such period to be extended for delays caused by Tenant or because of any items of Force Majeure, as defined below) and Tenant has not re-occupied the Premises, Tenant shall have the right, as Tenant's exclusive remedy, within ten (10) days after the expiration of such one hundred twenty
(120) day period, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

           13.1.3  Greater Than 120 Days.  If the Premises or Building, should
                   ----------------------
be so damaged that rebuilding or repairs cannot be completed within one hundred twenty (120) days, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to repair the damage (except that Landlord shall not be required to rebuild, repair or replace any Improvements which may have been placed in, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only during the period that the Premises are unfit for occupancy.

     13.2  Tenant's Fault.  If the Premises or any portion of the Building is
           ---------------
damaged resulting from the negligence or breach of this Lease by Tenant or any of Tenant's Parties, Rent shall not be reduced during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds.

     13.3  Uninsured Casualty.  In the event that the Premises or any portion of
           -------------------
the Building is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right at Landlord's option either (i) to repair such damage as soon as


                                      14.

reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event that Landlord elects to repair such damage and fails to substantially complete such repairs within one hundred eighty days
(180) days after the date upon which Landlord is notified by Tenant of the casualty (such period to be extended for delays caused by Tenant or because of any items of Force Majeure) and Tenant has not re-occupied the Premises, Tenant shall have the right, as Tenant's exclusive remedy, within ten (10) days after the expiration of such one hundred eighty (180) day period, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice if Landlord shall fail to substantially complete such repairs within such thirty (30) day period.

In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to pay the cost of repair of such damage, in which event this Lease shall continue in full force and effect, Landlord shall make such repairs as soon as reasonably possible and Tenant shall reimburse Landlord for such repairs within fifteen (15) days after receipt of an invoice from Landlord. If Tenant does not give such notice within the ten (10) day period, this Lease shall terminate automatically as of the date of the occurrence of the damage.

As used herein, the term "Force Majeure" shall mean any delay in the obtaining of any permits for and in the construction of improvements caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any governmental agency having jurisdiction over any portion of the Project, over the construction anticipated to occur thereon or over any uses thereof or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Premises), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockade, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority or similar regulation, order of any government or regulatory body, lightning, earthquake, storm, hurricane, tornado, washout, explosion or any cause whatsoever beyond the reasonable control of the party where performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

     13.4  Waiver.  With respect to any damage or destruction which Landlord is
           -------
obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law.

14.  EMINENT DOMAIN.
     --------------

                                      15.

     14.1  Total Condemnation.  If all of the Premises is condemned by eminent
           -------------------
domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

     14.2  Partial Condemnation.  If any portion of the Premises or the Building
           ---------------------
is Condemned and such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business as reasonably determined by Landlord, Landlord shall have the option of either (I) relocating Tenant to comparable space within the Project or (ii) terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting Rent shall be adjusted as reasonably determined by Landlord.

     14.3  Award.  If the Premises are wholly or partially Condemned, Landlord
           ------
shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant in connection with costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment.

     14.4  Temporary Condemnation.  In the event of a temporary condemnation
           ----------------------
not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises.

15.  DEFAULT.
     --------

     15.1  Events of Defaults.  The occurrence of any of the following events
           -------------------
shall, at Landlord's option, constitute an "Event of Default":

                                      16.

           15.1.1 Vacation or abandonment of the Premises for a period of thirty (30) consecutive days;

           15.1.2 Failure to pay Rent on the date when due and the failure continuing for a period of five (5) days after such payment is due

           15.1.3 Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Rent) where such failure continues for a period of thirty (30) days after written notice from Landlord; provided, however, if the nature of the default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences the cure within the thirty (30) day period and diligently prosecutes such cure to completion;

           15.1.4 The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs; the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

           15.1.5 The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease;

           15.1.6  The occurrence of an Event of Default set forth in Section
15.1.4 or 15.1.5 with respect to any guarantor of this Lease, if applicable; or

           15.1.7 The release or discharge of Hazardous Materials into the soil or groundwater.

     15.2  Remedies.
           ---------

           15.2.1  Termination.  In the event of the occurrence of any Event of
                   ------------
Default, Landlord shall have the right to give a written termination notice to Tenant and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred

                                      17.

by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                   15.2.1.1  Repossession.  Following termination, without
                             -------------
prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                   15.2.1.2  Unpaid Rent.  Landlord shall have all the rights
                             ------------
and remedies of a landlord provided by applicable law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent, (1%).

           15.2.2  Continuation.  Even though an Event of Default may have
                   -------------
occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Tenant's Share of Increases; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Tenant's Share of Increases under this Lease. After deducting the payments referred to

                                      18.

above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event, and notwithstanding anything in Section 16 to the contrary, shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including, maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from relenting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

           15.2.3  Defaults.   In the event of the occurrence of an Event of
                   ---------
Default under Section 15.1.7, Landlord shall have the right to (a) terminate this Lease and collect damages, including the cost of remediation of any Hazardous Materials released into the soil or groundwater, or (b) require remediation of contamination while enforcing the remaining terms of this Lease.

     15.3  Cumulative.  Each right and remedy of Landlord provided for herein or
           -----------
now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

16.  ASSIGNMENT AND SUBLETTING.  Tenant shall not assign, sublet or otherwise
     --------------------------
transfer, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld. Landlord's consent to one assignment or subletting shall not be deemed a consent to subsequent assignments and/or sublettings. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant, whether or not located at the Premises, shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thereof with copies of all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant, forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Tenant shall pay Landlord's reasonable attorneys' fees incurred in the review of such documentation plus an administrative fee of Three Hundred Fifty Dollars ($350.00) for each proposed transfer. Landlord shall have a period of thirty (30) days following receipt of such notice and all related documents and agreements to

                                      19.

notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have disapproved such assignment or subletting. The parties agree that it shall be reasonable for Landlord to withhold its consent to a proposed assignment or subletting if the proposed assignee or sublessee or its business is subject to compliance with additional requirements of the law (including related regulations) commonly known as the "Americans with Disabilities Act (ADA)" beyond those requirements which are applicable to the tenant desiring to assign or sublease or if the proposed assignee's or subtenant's activities in, on or about the Premises or Project involve the use, analysis, handling, storage, transport, discharge, release, generation or disposal of any Hazardous Materials. This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder. If Tenant receives rent or other consideration for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, Tenant shall pay Landlord fifty percent (50%) of the difference between each such payment of rent or other consideration and the Rent required hereunder. Landlord may, without waiving any rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. In addition, Tenant shall make all legally required disclosures to the proposed assignee or subtenant. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer.

17.  ESTOPPEL. SUBORDINATION AND ATTORNMENT.
     ---------------------------------------

     17.1  Estoppel.  Within ten (10) days after request by Landlord, Tenant
           ---------
shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender or purchaser), in the form attached hereto as Exhibit F
                                                                     ---------
to any proposed mortgagee, purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be an Event of Default hereunder and shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one month's Base Rent has been paid in advance. Landlord reserves the right to substitute a different form of estoppel certificate upon the request of any proposed mortgagee or purchaser. If any financier should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or

                                      20.

as will substantially, materially and adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute and deliver to Landlord the tendered Lease supplement.

     17.2  Subordination.  This Lease shall be subject and subordinate to all
           --------------
ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute and deliver to Landlord within ten (10) days after Landlord's request whatever documentation that may reasonably be required to further effect the provisions of this paragraph.

     17.3  Attornment.  In the event of a foreclosure proceeding, the exercise
           -----------
of the power of sale under any mortgage or deed of trust or the termination of a ground lease, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as Landlord under this Lease; provided, however, Tenant's obligation to attorn to such purchaser shall be conditioned upon Tenant's receipt of a non-disturbance agreement.

18.  MISCELLANEOUS.
     -------------

     18.1  General.
           --------

           18.1.1  Entire Agreement.  This Lease sets forth all the agreements
                   -----------------
between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

           18.1.2  Time of Essence.  Time is of the essence of this Lease.
                   ----------------

           18.1.3  Attorneys' Fees.  In any action or proceeding which either
                   ---------------
party brings against the other to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

           18.1.4  Severability.  If any provision of this Lease or the
                   -------------
application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

           18.1.5  Law.  This Lease shall be construed and enforced in
                   ---
accordance with the laws of the state in which the Premises are located.

           18.1.6  No Option.  Submission of this Lease to Tenant for
                   ----------
examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for,

                                      21.

the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

           18.1.7  Successors and Assigns.  This Lease shall be binding upon and
                   ----------------------
inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 16, Tenant.


           18.1.8  Third Party Beneficiaries.  Nothing herein is intended to
                   -------------------------
create any third party benefit.

           18.1.9  Memorandum of Lease.  Tenant shall not record this Lease or a
                   --------------------
short form memorandum hereof without Landlord's prior written consent.

           18.1.10 Agency, Partnership or Joint Venture.  Nothing contained
                   -------------------------------------
herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

           18.1.11 Merger.  The voluntary or other surrender of this Lease by
                   -------
Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

           18.1.12 Headings.  Section headings have been inserted solely as a
                   ---------
matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

     18.2  Signs.  All signs and graphics of every kind visible in or from
           ------
public view or corridors, the Common Areas or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal.

     18.3  Waiver.  No waiver of any default or breach hereunder shall be
           -------
implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same.

                                      22.

     18.4  Financial Statements.  As a material part of this Lease, Tenant
           ---------------------
agrees to provide to any lender, purchaser or Landlord for their review only, within ten (10) days after request, a current, accurate, audited financial statement for Tenant and Tenant's business prepared under generally accepted accounting principles consistently applied and such other certified financial information or tax returns as may be reasonably required by Landlord, purchaser or any lender of either.

     18.5  Limitation of Liability.  The obligations of Landlord under this
           -----------------------
Lease are not personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Building for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder from the date of such transfer.

     18.6  Notices.  All notices to be given hereunder shall be in writing and
           --------
mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the earlier of receipt or three (3) days after the date of mailing.

     18.7  Brokerage Commission.  Landlord shall pay a brokerage commission to
           --------------------
Broker in accordance with a separate agreement between Landlord and Broker. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord and Broker, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Tenant agrees to indemnify and hold Landlord harmless from any claims or liability, including, reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

     18.8  Authorization.  Each individual executing this Lease on behalf of
           -------------
Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

     18.9  Holding Over; Surrender.
           -----------------------

                                      23.

           18.9.1  Holding Over.  If Tenant holds over the Premises or any
                   -------------
part thereof after expiration or earlier termination of the Term, such holding over shall constitute a month-to-month tenancy, at a rent equal to two hundred percent (200%) of the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease.
This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

           18.9.2  Surrender. Upon the termination of this Lease or Tenant's
                   ---------
right to possession of the Premises, Tenant will surrender the Premises, together with all keys, in good condition and repair, reasonable wear and tear excepted. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

     18.10 Joint and Several.  If Tenant consists of more than one person, the
           -----------------
obligation of all such persons shall be joint and several.

     18.11 Covenants and Conditions.  Each provision to be performed by Tenant
           ------------------------
hereunder shall be deemed to be both a covenant and a condition.

     18.12 Addenda.  The Addenda attached hereto, if any, and identified with
           --------
this Lease are incorporated herein by this reference as if fully set forth herein.

       IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

"Landlord"                                    "Tenant"

CATELLUS DEVELOPMENT CORPORATION, a           WIRE AND CABLE SPECILATIES,
a Delaware corporation                        INC., a Georgia Corporation

By: /s/ [signature illegible]                 By: /s/  Paul Monahan
   -----------------------------                 ------------------------------
Its:  Vice President                              Its:Vice President and C.O.O.
    ----------------------------                      -------------------------

                                      24.

                                   EXHIBIT A
                                   ---------

                                   PREMISES
                                   --------

                                 [Floor Plan]

                                   EXHIBIT B
                                   ---------

                                  WORK LETTER
                                  -----------

Notwithstanding anything to the contrary contained in the Lease, Tenant shall lease the Premises from Landlord on an "as-is" basis, without chance or modification thereto of any kind other than the following modifications (collectively, "Tenant Improvements") which Landlord shall make to the Premises in accordance with Landlord's building standards and at Landlord's cost not to exceed $14,474.00 (the "TI Allowance"):

     1.   Construct approximately 250 square feet of additional office space.

     2.   Upgrade existing restrooms to comply with current ADA ordinances.

     3.   Recarpet, base and repaint existing, interior offices.

     4.   Demolition of existing wall and tie in T-Bar/relocate ladder.

If the final cost of the Tenant Improvements, including all changes thereto, exceeds the TI Allowance, such excess costs shall be paid by Tenant to Landlord within ten (10) days after Landlord's delivery to Tenant of a bill setting forth such costs.

                                   EXHIBIT C
                                   ---------

                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------

     With respect to that certain lease ("Lease") dated ________________, 19__, between ________________, a__________________("Tenant"), and
_________________________, a __________________corporation, ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately ________ rentable square feet of the building located at______________________ ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

     (1) Landlord delivered possession of the Premises to Tenant in a Substantially Completed condition on __________________________("Possession Date");

     (2)  The Lease commenced on __________, 19__ ("Commencement Date");

     (3)  The Premises contain_______________rentable square feet of space; and

     (4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant's use.

     IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ____ day of ____________, 199__.

                                             "Tenant"

                                             __________________________.
                                             a_________________________

                                             By:  _____________________
                                             Its: _____________________

                                             By:  _____________________.
                                             Its: _____________________

                                   EXHIBIT D
                                   ---------

                                PROHIBITED USES
                                ---------------

The following types of operations and activities are expressly prohibited on the Premises:

     1.   automobile/truck maintenance, repair or fueling;

     2.   battery manufacturing or reclamation;

     3.   ceramics and jewelry manufacturing or finishing;

     4.   chemical (organic or inorganic) storage, use or manufacturing;

     5.   drum recycling;

     6.   dry cleaning;

     7.   electronic components manufacturing;

     8.   electroplating and metal finishing;

     9.   explosives manufacturing, use or storage;

     10.  hazardous waste treatment, storage, or disposal;

     11.  leather production, tanning or finishing;

     12.  machinery and tool manufacturing;

     13.  medical equipment manufacturing and hospitals;

     14.  metal shredding, recycling or reclamation;

     15.  metal smelting and refining;

     16.  mining;

     17.  paint, pigment and coating operations;

     18.  petroleum refining;

     19.  plastic and synthetic materials manufacturing;

     20.  solvent reclamation;

     21.  tire and rubber manufacturing;

     22.  above- and/or underground storage tanks; and

     23.  residential use or occupancy.

                                   EXHIBIT E
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

1. No automobile, recreational vehicle or any other type of vehicle or equipment shall remain upon the Common Area longer than 24 hours and no vehicle or equipment of any kind shall be dismantled or repaired or serviced on the Common Area. All vehicle parking shall be restricted to areas designated and marked for vehicle parking. The foregoing restrictions shall not be deemed to prevent temporary parking for loading or unloading of vehicles in designated areas.

2. Signs will conform to sign standards and criteria established from time to time by Landlord. No other signs, placards, pictures, advertisements, names or notices shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Landlord and Landlord shall have the right to remove any such non-conforming, signs, placards, pictures, advertisements, names or notices without notice to and at the expense of Tenant.

3. No antenna, aerial, discs, dishes or other such device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without the written consent of the Landlord in each instance. Any device so installed without such written consent shall be subject to removal without notice at any time.

4. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

5. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of Landlord and Tenant shall not place or permit any obstruction or materials in such areas or permit any work to be performed outside the Premises.

6.   No open storage shall be permitted in the Project.

7. All garbage and refuse shall be placed in containers placed at the location designated for refuse collection, in the manner specified by Landlord.

8. No vending machine or machines of any description shall be installed, maintained or operated upon the Common Area.

9. Tenant shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent same.

10. No noxious or offensive trade or activity shall be carried on upon any units or any part of the Common Area nor shall anything be done thereon which would in any way interfere with the quiet enjoyment of each of the other tenants of the Project or which would increase the rate of insurance or overburden utility facilities from time to time existing in the Project.

11. Landlord reserves the right to make such amendments to these rules and regulations from time to time as are nondiscriminatory and not inconsistent with the Lease.

                                   EXHIBIT F
                                   ---------

                                TENANT ESTOPPEL
                                ---------------

     This Agreement ("Agreement"), dated as of _________________, 199__, executed by _____________________________("Tenant"), in favor of
___________________________, a ______________________("Lender"), is entered into with reference to the following, facts:

     A. Tenant is presently leasing certain premises (the "Premises") comprising a portion of the real property (the "Property") described in Exhibit
                                                                        -------
1 attached hereto and incorporated herein by this reference, pursuant to that
- -
certain lease (as modified from time to time, the "Lease") dated as of __________________, 199__, between Tenant and__________________,a
_________________________ corporation ("Landlord").

     B. Lender has made or agreed to make a loan or loans to Landlord (the "Loan") and, in connection therewith, Landlord has executed or will execute a deed of trust (as modified from time to time, the "Deed of Trust") assigning to Lender Landlord's interest in the Property, including Landlord's interests as landlord under the Lease.

     In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant hereby agrees as follows:

     1. Certification by Tenant. Tenant hereby certifies to Lender as follows:

          1.1 The Lease is in full force and effect, and Tenant has not transferred its interests in the Lease or agreed to do so.

          1.2 A true and complete copy of the Lease, together with all amendments, supplements and other modifications thereto (oral or written), is attached hereto as Exhibit 2.
                   ---------

          1.3 No rent or other amount has been prepaid under the Lease, except as follows (if none, state "None"): ____________________________________________

          1.4 No deposit of any nature has been made in connection with the Lease (other than deposits the nature and amount of which are expressly described in the Lease), except as follows (if none, state "None"):

          1.5 Tenant shall pay base rent under the Lease, upon the execution of the Lease, in the amount of $______________per month.

          1.6 The Lease is the only agreement between Landlord and Tenant with respect to the Premises, and Tenant claims no rights with respect to the Premises or the Property other than those set forth in the Lease, except as follows (if none, state "None"): _____________

          1.7 To the best of Tenant's knowledge, there are no existing defenses or offsets against amounts due or to become due to Landlord under the Lease, and there are no existing uncured defaults by Landlord under the Lease, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute such a default, except as follows (if none, state "None"):
________________________________________________

          1.8 Landlord has offered no free rent period, building allowance or similar concession(s) to induce Tenant to enter into the Lease, except as set forth in the Lease, and Landlord has no other obligations to Tenant in connection with the Lease, matured or not yet matured, except as set forth in the Lease.

          1.9 To the best of Tenant's knowledge, no circumstance presently exists, and no event has occurred, that would prevent the Lease from becoming effective or would entitle Tenant to terminate the Lease.

     2.   Consent to Assignment.  Tenant understands that Landlord has assigned
          ---------------------
or will assign the Lease to Lender in connection with the Loan, and Tenant hereby consents to such assignment. Tenant is not aware of any prior assignment of the Lease by Landlord, except as follows (if none, state
None"):_________________________________________________

     3.   No Modification of Lease; Lender Consents.  Tenant shall not, without
          ------------------------------------------
Lender's prior written consent, (a) amend, supplement, terminate or otherwise modify the Lease; or (b) accept (and/or act in reliance on) the release, relinquishment or waiver by Landlord of any right with respect to the Lease.
Any such termination, modification, acceptance or other action taken without such prior consent shall, at Lender's option, be void. Without limiting the generality of the foregoing, (i) any assignment or subletting by Tenant (or by any assignee or subtenant) which requires Landlord's consent shall also require Lender's consent, which consent shall not be unreasonably withheld, and shall, at Lender's option, be void if such consent is not obtained, and (ii) any alteration to the Premises which requires Landlord's consent shall also require Lender's consent which consent shall not be unreasonably withheld. Tenant shall not pay any rent or other amount due to Landlord under the Lease more than 10 days in advance of the due date.

     4.   Lender Cure Rights.  Tenant shall not exercise any termination remedy
          -------------------
upon a default by Landlord with respect to the Lease unless Tenant has first given Lender written notice of such default (at the address shown below or any other address hereafter supplied to Tenant by Lender) and such default is not cured within 30 days thereafter; provided that, if such default is nonmonetary, is curable by Lender, and (a) is of such a nature that it cannot reasonably be cured within 30 days or (b) the cure thereof by Lender requires Lender to have possession of the Property, then in either such event Tenant shall not exercise any termination remedy so long as Lender is diligently taking all steps required for Lender to cure the default (including, pursuit of possession of the Property, to the extent required).

ADDRESS FOR NOTICES TO LENDER:


          _______________________________________
          _______________________________________
          _______________________________________
          Attention:_____________________________

     5.   Transferee of Landlord's Interests.  Notwithstanding any provision to
          -----------------------------------
the contrary in the Lease, a transferee of the Landlord's interest under the Lease shall not be (i) liable for any act or omission of any prior landlord under the Lease (including, without limitation the breach of any representation or warranty made by any prior landlord unless such breach is caused by such transferee), (ii) obligated to cure any default of any prior landlord under the Lease (other than non-monetary defaults that remain uncured at the time of foreclosure), (iii) subject to any offsets or defenses which Tenant is entitled to assert against any prior landlord under the Lease, (iv) bound by any payment of any amount owing under the Lease to any prior landlord which was made more than 10 days prior to the date due, (v) bound by any amendment or other modification to the Lease which has made subsequent to the date of this Agreement without the prior written consent of Lender (which shall not be unreasonably withheld) and which could adversely affect the landlord's interests, or (vi) liable for the return to Tenant of any security or other deposit paid by Tenant to any prior landlord under the Lease except to the extent that such transferee actually receives such deposit.

     6.   Further Assurances.  Tenant shall execute, acknowledge and deliver to
          -------------------
Landlord or Lender all documents, and shall take all actions, reasonably required by Landlord or Lender from time to time to confirm or effect the matters set forth herein, or otherwise to carry out the purposes of this Agreement.

     7.   Payments to Lender.  Tenant shall make all payments under the Lease to
          ------------------
Lender upon receiving a direction to pay from Lender, and shall comply with any such direction to pay without determining whether any default exists with respect to the Loan.

     8.   Agreements by Landlord.  Landlord hereby agrees as follows:
          -----------------------

          8.1 Tenant shall have no liability to Landlord for any amount otherwise owing to Landlord under the Lease in the event that (a) Tenant receives a written demand from Lender to pay such amount to Lender, and (b) Tenant thereafter pays such amount to Lender.

          8.2 Tenant shall be entitled to assume that any such demand by Lender is valid and shall be under no obligation and shall have no right, to inquire as to its validity, nor shall any claim by Landlord that such demand is invalid affect Tenant's right and obligation to pay all amounts demanded to Lender and thereupon be discharged of Tenant's obligation to pay such amounts to Landlord.

     9.   Attorney Fees.  In the event that any litigation shall be commenced
          --------------
concerning this Agreement, the party prevailing in such litigation shall be entitled to recover, in addition to such other relief as may be granted, its reasonable costs and expenses, including, without limitation reasonable attorneys' fees and court costs, whether or not taxable, as awarded by a court of competent jurisdiction.

     10.  Reliance by Lender.  Tenant understands that Lender will rely upon
          -------------------
this Agreement in making the Loan and/or in entering into certain agreements and/or granting certain consents in connection therewith. Notice of acceptance of this Agreement by Lender is waived.

     11.  Miscellaneous.  This Agreement shall bind, and shall inure to the
          -------------
benefit of, the successors and assigns of the parties. This Agreement shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, Tenant has caused this Agreement to be duly executed as of the date first written above.



                                        "Tenant"

                                        ____________________________________

                                        By: /s/ Paul Monahan
                                           ---------------------------------
                                        Title:  Vice President and
                                              ------------------------------
                                                Chief Operating Officer
                                              ------------------------------



Landlord consents to and agrees with the terms of Paragraphs 7 and 8 herein:


____________________________________

a __________________________________

By:  _______________________________

Title:______________________________

                                   EXHIBIT 1
                                   ---------

                              [Legal Description]



TO BE SUPPLIED.

                                   EXHIBIT 2
                                   ---------

                                    [Lease]

                                       6